                                                                   EXHIBIT 10.28


                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is entered into as of April 27, 2000 by and among Virata Corporation, a Delaware corporation
(the "Company"), and Jonathan Masel, as Shareholders' Agent (the "Shareholders' Agent") of the persons whose names and addresses are set forth in Schedule 1 attached hereto (each an "Investor" and together the "Investors"), for the express benefit of such Investors.

                                    RECITALS

     WHEREAS, the Investors were each holders of shares of the capital stock of Inverness Systems Ltd., an Israeli corporation (company no. 51-178660-0) ("Inverness");

     WHEREAS, pursuant to the terms and conditions of that certain Share Purchase Agreement, dated as of March 21, 2000 (the "Share Purchase Agreement"), at the Closing Date (as defined in the Share Purchase Agreement) the Investors each became holders of shares of the common stock, par value $0.001 per share, of the Company ("Common Stock").

     WHEREAS, in connection with entering into the Share Purchase Agreement, the Company agreed to grant the Investors certain registration rights with respect to the shares of Common Stock issued to the Investors at the Closing Date (as defined in the Share Purchase Agreement) pursuant to the Share Purchase Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  Definitions

     The following terms, as used herein, shall have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "DInternational" means Docor International B.V., one of the Investors.

     "DSt. Charles" means David St. Charles, one of the Investors.

     "Delayed Registrable Shares" means such portion of the 10% of the Parent Shares issued to each of HVenture, DInternational and DSt.Charles as are released from escrow under the Share Purchase Indemnification Escrow Agreement, as such term is defined in the Share Purchase Agreement.

     "Effective Date" means the date on which the Closing Date has occurred.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as they each may, from time to time, be in effect.

     "HVenture" means Holland Venture B.V., one of the Investors.

     "Parent Shares" means the aggregate number of shares of Common Stock received by the Investors pursuant to the Share Purchase Agreement in exchange for the shares of Inverness (allocated among them on a pro rata basis, based on the number of shares held by each) that were outstanding at Closing Date.

     "Rights Holders" means the Investors during such time as they hold Registrable Shares or Delayed Registrable Shares, and any persons or entities to whom the rights granted under this Agreement are transferred in accordance with
Section 13 hereof.

     "Registrable Shares" means:

         (a) In the case of any Registration Statement on Form S-1, 579,244 Parent Shares (the "S-1 Registrable Shares") and, in the case of any Registration Statement on Form S-3, the difference between (i) 579,244 Parent Shares and (ii) the number of Parent Shares previously registered pursuant to any Registration Statement of Form S-1 ("S-3 Registrable Shares") and

         (b) any other securities issued in respect of the shares described in Paragraph (a) of this definition (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events), which securities shall be the same type of Registrable Shares as the shares from which they were issuable;

provided, however, that shares which are Registrable Shares or Delayed Registrable Shares shall cease to be Registrable Shares or Delayed Registrable
Shares:

         (i) upon any sale or other transfer of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act or any similar provision then in force); or

         (ii) if such shares are capable of being distributed pursuant to Rule 144(k) under the Securities Act and the Company removes all restrictive legends on and stop transfer instructions with respect to such shares; or

         (iii) upon any sale or transfer to a person or entity to which, pursuant to Section 13 of this Agreement, the rights provided by this Agreement are not transferable.

     "Registration Statement" means a registration statement filed by the Company with the Commission under the Securities Act for a public offering and sale of Common Stock (other than a registration statement covering only securities proposed to be issued in exchange for securities or assets of another person or entity or in connection with an employee benefit plan).

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as they each may, from time to time, be in effect.

     "S-1 Piggy Back Registration Rights" means the rights of the Rights Holders to have their Registrable Shares registered on the terms and conditions of this Agreement pursuant to a Registration Statement on Form S-1 (or any successor form thereto) under the Securities Act that is filed by the Company as contemplated in Subsection 2.01(a) of this Agreement.

     "S-3 Registration Rights" means the rights of the Rights Holders to have their Registrable Shares registered on the terms and conditions of this Agreement pursuant to a Registration Statement on Form S-3 (or any successor form thereto) under the Securities Act that is filed by the Company as contemplated in Subsection 2.01(a) of this Agreement.

2.  Registration Rights

     2.01  If the Company proposes to file:

         (a) a Registration Statement of Form S-1 for shares of Common Stock to be issued by the Company or to be sold by any stockholder of the Company (an "S-1 Piggyback Registration Statement") at any time during the 180-day period commencing on the Effective Date, or

         (b) a Registration Statement on Form S-3 for the registration under the Securities Act of sales of any shares owned by any of the Company's stockholders (an "S-3 Registration Statement") at any time during the period from the Effective Date to the date that such Shares cease to be Registrable Shares or Delayed Registrable Shares, (the "S-3 Registration Period"),

then, the Company will, prior to such filing, give written notice to all Rights Holders of its intention to do so. HVenture, DInternational and DSt.Charles shall be deemed to have made a written request that the Company use its best efforts to cause all Registrable Shares owned by HVenture and DInternational to be registered under such S-1 Piggy Back Registration Statement or S-3 Registration Statement and the Company shall use its best efforts to cause all of such Registrable Securities, as well as all Registrable Securities owned by any other Rights Holders who give a written request for such inclusion of their Registrable Securities within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), to be registered under such S-1 Piggy Back Registration Statement or S-3 Registration Statement, as the case may be; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this subsection 2.01 without incurring any liability for doing so to any Rights Holder. In the event the Company and its underwriters, if any, permit all Registrable Shares eligible to be registered on Form S-1 to be registered under an S-1 Piggy Back Registration Statement without any Cutback (as hereinafter defined), and such Registration Statement (i) is declared effective by the SEC by no later than the 180th day after the Effective Date and
(ii) remains effective for the Applicable Registration Period, then, the S-1 Piggy Back Registration Rights under this subsection 2.01 and the demand registration rights under Section 2.03 shall terminate at the end of such time period; provided, however, that the S-3 Registration Rights shall remain in full force and effect until the end of the S-3 Registration Period.

     2.02 In connection with any registration under subsection 2.01 above involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement and the terms customarily included in agreements of this nature for underwritten public offerings). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided, however, that no persons or entities other than the Company, the Rights Holders and persons or entities holding other registration rights granted by the Company shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included ("Cutback"), then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include securities in such registration shall participate in the registration pro rata based upon their total ownership of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence. The Company shall not hereafter grant any piggy back registration rights to any person which permit such person's shares to be included in a registration statement when a Cutback is in effect in priority to the rights of HVenture, DInternational and DSt. Charles under this Agreement.

     2.03 If the notice referred to in Section 2.01 is not provided by the Company to the Rights Holders by the date which is one hundred and twenty (120) days after the Effective Date, HVenture, DInternational and DSt.Charles shall be deemed to have requested that the Company effect the registration under the Securities Act on Form S-1 (or any successor) of all of the S-1 Registrable Shares by means of an underwriting and the Company shall promptly give written notice of such proposed registration to all Rights Holders. All Rights Holders shall have the right, by giving written notice to the Company within twenty (20) days after the Company provides its notice, to elect to participate in such registration. The right of other Rights Holders to participate shall be conditional on such Rights Holders' participation in such underwriting proposed by HVenture and DInternational. All Rights Holders who have elected to participate in the registration may participate in the registration of up to the number of S-1 Registrable Shares which they hold, subject to no Cutback. Thereupon, the Company shall, as expeditiously as practicable, use its best efforts to effect the registration on Form S-1 (or any successor form) of the amount of Registrable Shares so requested to be registered.

     2.04 Except as hereinafter set forth in Section 2.05 or Section 3.04, the Company shall not be required to effect more than one (1) registration pursuant to Section 2.03 above; provided, however, that no registration statement filed pursuant to Section 2.03 shall count as a registration statement that satisfies the Company's registration obligations under Section 2.03, and such obligations shall continue in full force and effect, if (i) the Registration Statement is not declared effective by the SEC within 60 days after the date it was originally filed with the SEC, (ii) the Company fails to maintain the effectiveness of the Registration Statement for the Applicable Registration Period, or (iii) a majority of the Rights Holders elect to terminate the Registration Statement provided that they agree to pay or reimburse the Company for all Registration Expenses (as hereinafter defined) of such registration as contemplated by Section 4 below.

     2.05 If at the time the Delayed Registrable Shares are released from escrow pursuant to the Share Purchase Indemnification Escrow Agreement the Company is planning to file an S-3 Registration Statement, the Company shall give written notice to each of HVenture, DInternational and DSt.Charles and each such Rights Holder shall be deemed to have requested that the Company use its best efforts to cause all Delayed Registrable Securities owned by such Rights Holders to be registered under such S-3 Registration Statement.

     If the Company has not provided such a notice to such Rights Holders within one week after their Delayed Registrable Securities have been released from escrow pursuant to the Share Purchase Indemnification Escrow Agreement, each such Rights Holder shall be deemed to have requested that the Company effect the registration of all of their Delayed Registrable Shares on an S-3 Registration Statement.

     The exercise of such piggy back or demand registration rights shall be subject to the provisions of this Agreement and, for this purpose, all references to Registrable Securities shall be deemed to be references to Delayed Registrable securities.

     2.06 If at the time of the receipt of a request to register Registrable Shares pursuant to Section 2.03 above or of a request to register Delayed Registrable securities pursuant to Section 2.05 above, the Company is engaged or has fixed plans to file a Registration Statement with the Commission within thirty (30) days after the time of the request in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company , then the Company may at its option, within five (5) business days after the receipt of the Registration Request, direct that such request be delayed for a period not in excess of three
(3) months from the effective date of such public offering or thirty (30) days after the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one year period; provided further, however, that in the event of a delay caused by a pending registered public offering by the Company, the Company shall use its best efforts to cause to be registered in and sold without Cutback pursuant to the registration statement for such public offering the Registrable Shares that would have been eligible to be registered in the requested Registration Statement that is being delayed. In the event of any such delay, the duration of the time periods within which the Rights Holders are entitled to exercise their registration rights under Sections 2.01 and 2.03 shall be extended for a period of time equal to the duration of such delay.

     2.07 If a required registration pursuant to Section 2.03 above is an underwritten offering, the Company may select a managing underwriter to administer the offering as long as such underwriter is of recognized standing.

3.  Registration Procedures

     3.01 If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration under the Securities Act of any of the Registrable Shares, subject to Section 2.05, the Company shall:

         (a) as expeditiously as practical, but in no event later than ninety
    (90) days prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and, use its best efforts to cause that Registration Statement to become effective as soon as possible thereafter;

         (b) as expeditiously as practicable prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby and ninety (90) days after the effective date thereof (each, an "Applicable Registration Period");

         (c) as expeditiously as practicable furnish to each selling Rights Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the selling Rights Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Rights Holder; and

         (d) as expeditiously as reasonably practicable use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Rights Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Rights Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Rights Holder; provided, however, that the Company shall not be required in connection with this subsection 3.01(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     3.02 If the Company has delivered preliminary or final prospectuses to the selling Rights Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Rights Holders and, if requested, the selling Rights Holders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly but, in any such event, by no later than the 30th day following the request by the Company that the Rights Holders cease their sales of shares, provide the selling Rights Holders with revised prospectuses and, following receipt of the revised prospectuses, the selling Rights Holders shall be free to resume making offers of the Registrable Shares. In such event, however, at the time the Rights Holders are permitted to resume making such offers the Applicable Registration Period shall be extended for a number of days equal to the period during which the Rights Holders were required to cease selling their Registrable Shares pursuant to this
Section 3.02.

     3.03 Following the effectiveness of a Registration Statement (and the making of any required filings with any state securities commissions), the Company may direct the selling Rights Holders to suspend sales of the Registrable Securities, as provided herein, if one or more of the following events (a "Suspension Event") occurs:

         (a) an underwritten primary offering by the Company where the Company is advised by the underwriters for such offering that sale of Registrable Shares under the Registration Statement would have a material adverse effect on the primary offering (a "Public Offering Suspension Event"); or

         (b) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event (a "Material Event Suspension"):

               (i) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings) the absence of which would make the Registration Statement materially misleading; and

               (ii) as to which the Company has a bona fide business purpose for preserving confidentiality; or

               (iii) which renders the Company unable to comply with Commission requirements;

in each case under circumstances that would make it impractical or inadvisable
(i) to take any action with respect to the Registration Statement (or such filings), the effectiveness or continued effectiveness thereof, or (ii) to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; provided, however, that:

         (x) in the case of any Public Offering Suspension Event, the Company shall use its best efforts to cause to be registered in and sold without Cutback, pursuant to the underwritten registration statement for such public offering, the Registrable Shares that were subject to the Suspension Event;

         (y) in the case of any Public Offering Suspension Event, the period of suspension shall terminate (A) within thirty (30) days if the registration statement therefor is not filed with the Commission prior thereto, (B) if the registration statement is filed with the Commission within such 30 day period, but is not declared effective within the succeeding 60 days, on the earlier of the termination of such 60 day period or the withdrawal of such registration statement by the Company; and

         (z) in the case of a Material Event Suspension under subsection (ii), the duration of the suspension shall terminate on the earlier of the public announcement of such Suspension Event and the expiration of thirty (30) days from the commencement of the suspension and, in the case of a Material Event Suspension under subsections (i) or (iii), the Company shall use its best efforts to cause the duration of the suspension to terminate as soon as reasonably practicable.

     If, despite the exercise of its best efforts, the Company is not able to include all of such Registrable Shares in such registered public offering, as contemplated by clause (x) above, or in case of any Material Event Suspension, then, at the election of the holders of a majority of the Registrable Shares included in the Suspended Registration Statement, (A) the duration of the Applicable Time Period of the Suspended Registration Statement shall be extended for a period of time equal to the duration of the suspension or (B) such Rights Holders shall terminate their participation in the suspended Registration Statement, in which case that Registration Statement shall not count as a Registration Statement for purposes of Section 2 of this Agreement, such Holders shall not be responsible for paying or reimbursing the Company for any of the Registration Expenses incurred with respect to such Suspended Registration and the respective time periods within which the Registrable Holders may exercise their registration rights under Section 2.01 and 2.03 shall each be extended for a period of time equal to the period of the suspension resulting from the Suspension Event.

     3.04 In the case of a Suspension Event, the Company shall give written notice (a "Suspension Notice") to the selling Rights Holders to suspend sales of the Registrable Shares so that the Company may correct or update the Registration Statement (or such filings); provided, however, that such suspension shall continue no longer than the applicable period of time set forth in Section 3.03 above. The selling Rights Holders agree that they will not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time during the period from the date they received a Suspension Notice from the Company to such date as of which the Suspension Period shall expire as provided in clauses (y) and (z) of Section
3.03 above. If so directed by the Company, selling Rights Holders will deliver to the Company all copies of the prospectus covering the Registrable Shares held by them at the time of receipt of the Suspension Notice. The selling Rights Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further written notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales; provided, however, that such End of Suspension Notice shall be delivered, in the case of a Public Offering Suspension Event, on the earlier to occur of the consummation of the public offering and the date set forth in clause (y) of Section 3.03 above, and in the case of a Material Event Suspension, at the applicable date set forth in clause
(z) of Section 3.03.

4.  Allocation Of Expenses

     The Company will pay all Registration Expenses of any registration under this Agreement; provided, however, that, except as otherwise provided in Section 3.03, if a registration is withdrawn at the request of the Rights Holders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Rights Holders after the date on which such registration was requested) and if the requesting Rights Holders elect not to have such registration counted as a registration requested under Section 2, the requesting Rights Holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration (provided such registration was requested pursuant to Section 2.03 hereof). For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the reasonable fees and expenses of one counsel selected by the selling Rights Holders to represent the selling Rights Holders, state Blue Sky fees and expenses, and the expense of any special audits incidental to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of any selling Rights Holder's own counsel, or other out-of-pocket expenses of the Rights Holders or their agents (other than the counsel selected to represent all selling Rights Holders).

5.  Indemnification And Contribution

     5.01 In the event of any registration under the Securities Act of any Registrable Shares pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as and when incurred by them; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof; (provided, further, however, that the foregoing indemnity agreement with respect to any registration statement or prospectus relating to the Registrable Securities shall not inure to the benefit of any seller in such offering, its officers, directors or agents, or controlling persons if:

         (a) a copy of a prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) for such offering was not sent or given by or on behalf of such selling shareholder to the person ("Asserting Person") asserting any losses, claims, damages or liabilities as a result of an untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and if such prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities; or

         (b) such selling shareholder sold Registrable Securities to the Asserting Person during the period between the date of a Suspension Notice and the date of a End of Suspension Notice.

     5.02 In the event of any registration under the Securities Act of any of the Registrable Shares pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Rights Holders hereunder shall be limited to an amount equal to the proceeds to each Rights Holder of Registrable Shares sold in connection with such registration. The terms of any underwriting agreement entered into by the Company to effect a registration of the Registrable Securities shall require the underwriter to indemnify and hold harmless the Company, its officers, directors, controlling persons and agents and each selling Rights Holder on substantially the same basis as that of the indemnification of the Company by each selling holder as provided in this Section 5.

     5.03 Each party entitled to indemnification under this Section 5 ("Indemnified Party") shall give notice to the party required to provide indemnification ("Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defence of any such claim or any litigation resulting there from; provided, however, that counsel for the Indemnifying Party, who shall conduct the defence of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 (except to the extent such failure to give notice has resulted in increased losses, damages or liabilities for the Indemnifying Party). The Indemnified Party may participate in such defence at such party's expense and the Indemnified Party and not the Indemnifying Party shall bear or be responsible for the expenses thereof, unless:

         (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or

         (b) the named parties to any such proceeding (including any imp leaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgement or settle such claim or litigation without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld.

     5.04 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either:

         (a) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgement or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case; or

         (b) contribution under the Securities Act may be required on the part of any such selling Rights Holder or any such controlling person in circumstances for which indemnification is provided under this Section 5;

then, in each such case, the Company and such Rights Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that, in any such case:

         (i) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement; and

         (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

6.  Indemnification With Respect To Underwritten Offering

     In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limitation, customary provisions with respect to indemnification by the Company of the underwriters of such offering.

7.  Information By Rights Holder

     Each Rights Holder including Registrable Shares in any registration shall furnish to the Company such information regarding such Rights Holder and the distribution of such Right Holder's Registrable Shares proposed by such Rights Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

8.  "Stand-Off" Agreement

     Each Rights Holder, if requested by the Company and the managing underwriter of a firmly underwritten offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer, pledge or dispose of any Registrable Shares or other securities of the Company held by such Rights Holder for a specified period of time (not to exceed 120 days) following the effective date of such Registration Statement; provided, that (i) all officers and directors of the Company enter into similar agreements and (ii) the Rights Holder's Registrable Shares have, to the extent requested by such Rights Holder, been included in and are sold to the underwriters in such offering.

9.  No Limitations On Subsequent Registration Rights

     Nothing contained in this Agreement shall prohibit the Company from granting to any holder or prospective holder of any securities of the Company registration rights which would allow such holder or prospective holder to include securities of the Company in any Registration Statement filed by the Company, subject to the provisions of the last sentence of Section 2.02.

10.  Rule 144 Requirements

     The Company agrees to:

         (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

         (b) use its reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

         (c) furnish to any holder of Registrable Shares upon request:

               (i) a written statement by the Company as to its compliance with the requirements of Rule 144(c) under the Securities Act, and the reporting, requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

               (ii) a copy of the most recent annual or quarterly report of the Company; and

               (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

11.  Mergers, Etc.

     The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or in which, although it is the surviving corporation, it becomes a subsidiary of another corporation or entity (a "Parent Entity'), unless the proposed surviving corporation or Parent Entity, as the case may be, shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement; and for such purpose, references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Rights Holders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 11 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation and does not become a subsidiary of a Parent Entity, if all stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of:

         (a)  cash; or

         (b) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act.

12.  Termination

     All of the Company's obligations to register Registrable Shares under this Agreement shall terminate upon the last to occur of (i) the sale of all Registrable Shares by the Holders thereof pursuant to this Agreement, (ii) the earliest date as of which all Registrable Shares have ceased being Registrable Shares or (iii) the expiration of the S-3 Registration Period (as the same may have been extended pursuant to Section 2.05 or Section 3.03 above).

13.  Transfers Of Rights

     This Agreement, and the rights and obligations of each Rights Holder hereunder, may only be assigned (including assignment by law) by such Rights Holder to:

         (a) any partner or retired partner of the Rights Holder, if the Rights Holder is a partnership;

         (b) any family member or trust for the benefit of the Rights Holder, if the Rights Holder is an individual; and

         (c) any entity controlled by, controlling or under common control with the Rights Holder;

provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound by the terms and conditions hereof.

14.  Other Public Offerings

     This Agreement is not intended to and shall not preclude the Company from listing its Common Stock on any reputable non-United States exchange.

15.  Notices

     All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first-class certified or registered mail, return receipt requested, postage prepaid:

         (a) if to the Company, to 2933 Bunker Hill Lane, Suite 201, Santa Clara, California 95054, Attention: Company Secretary, or to such other address or addresses as may from time to time be furnished in writing by the Company to the Rights Holders, with a copy to Gregory J. Conklin, Gibson, Dunn & Crutcher LLP, One Montgomery Street, Suite 3100, San Francisco, California 94104; or

         (b) if to an Investor, to its address set forth on Schedule 1 attached
                                                            ----------
    hereto, or to such other address or addresses as may from time to time be furnished to the Company in writing by such Investor, with a copy to Tally Eitan or Joel Stein, Eitan, Pearl, Latzer & Cohen Zedek, Gav Yam 2, Shenkar Street, 7 Herzelia, Israel.

     Notices provided in accordance with this Section 15 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

16.  Entire Agreement

     This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

17.  Amendments And Waivers

     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Shares; provided, however, that this Agreement may be amended with the consent of the holders of less than all but at least a majority of the Registrable Shares only in a manner which affects the rights of all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

18.  Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same instrument.

19.  Severability

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

20.  Governing Law

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without reference to conflict of laws principles thereof.

21.  Section Headings

     The heading of each Section, Subsection or other subdivision of this Agreement is for reference purposes only and shall not limit or control the meaning thereof.

22.  Execution of Share Transfer Deeds

     The agreement of the Company to include 100% of the Parent Shares issued to HVenture, DInternational, D.St.Charles, MStudent and PSimon is conditioned upon each such Investor's delivery to the Shareholders' share transfer deeds in respect of the 10% of such Investor's Parent Shares which are subject to the Share Purchase Indemnification Escrow Agreement (as such term is defined in the Share Purchase Agreement).

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

                              COMPANY:

                              VIRATA CORPORATION

                              By: /s/ Charles Cotton
                                 ------------------------------------
                                 Name:  Charles Cotton
                                 Title: Chief Executive Officer

                              SHAREHOLDERS' AGENT

                              /s/ Jonathan Masel
                              ---------------------------------------
                              Jonathan Masel

                                                                      SCHEDULE 1

                                   INVESTORS
                                   ---------


Jonathan Masel                                  Holland Venture

_______________________________                 _______________________________
_______________________________                 _______________________________
_______________________________                 _______________________________
Telephone:                                      Telephone:
Telecopier:                                     Telecopier:


Joanne Masel                                    Docor International

_______________________________                 _______________________________
_______________________________                 _______________________________
_______________________________                 _______________________________
Telephone:                                      Telephone:
Telecopier:                                     Telecopier:


Menacham Student

_______________________________
_______________________________
_______________________________
Telephone:
Telecopier:

David St. Charles

_______________________________
_______________________________
_______________________________
Telephone:
Telecopier:


Peter Simon

_______________________________
_______________________________
_______________________________
Telephone:
Telecopier: